UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

INTERDIGITAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! INTERDIGITAL, INC. 2025 Annual Meeting Vote by June 10, 2025 11:59 PM ET. For shares held in a Plan, vote by June 8, 2025 11:59 PM ET. INTERDIGITAL, INC. 200 BELLEVUE PARKWAY, SUITE 300 WILMINGTON, DE 19809-3727 V73586-P31063 You invested in INTERDIGITAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 11, 2025. Get informed before you vote View the Notice of Meeting, Proxy Statement and 2024 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 11, 2025 2:00 P.M., Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/IDCC2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 1a. Derek K. Aberle For 1b. Samir Armaly For 1c. Lawrence (Liren) Chen For 1d. Joan H. Gillman For 1e. S. Douglas Hutcheson For 1f. John A. Kritzmacher For 1g. John D. Markley, Jr. For 1h. Jean F. Rankin For 2. Adoption and approval of the 2025 Equity Incentive Plan. For 3. Advisory resolution to approve executive compensation. For 4. Ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of InterDigital, Inc. For for the year ending December 31, 2025. NOTE: THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE 2025 ANNUAL MEETING OF SHAREHOLDERS, THE PROXY STATEMENT AND THE 2024 ANNUAL REPORT. Prefer to receive an email instead While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V73587-P31063

Your Vote Counts! INTERDIGITAL, INC. 2025 Annual Meeting Vote by June 10, 2025 11:59 PM ET V73588-P30812 You invested in INTERDIGITAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 11, 2025. Get informed before you vote View the Notice of Meeting, Proxy Statement and 2024 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 11, 2025 2:00 P.M., Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/IDCC2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

INTERDIGITAL, INC.

2025 Annual Meeting
Vote by June 10, 2025
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Derek K. Aberle	For
1b.	Samir Armaly	For
1c.	Lawrence (Liren) Chen	For
1d.	Joan H. Gillman	For
1e.	S. Douglas Hutcheson	For
1f.	John A. Kritzmacher	For
1g.	John D. Markley, Jr.	For
1h.	Jean F. Rankin	For
2.	Adoption and approval of the 2025 Equity Incentive Plan.	For
3.	Advisory resolution to approve executive compensation.	For
4.	Ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of InterDigital, Inc. for the year ending December 31, 2025.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

V73589-P30812